                                                                  EXHIBIT 10.2

                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated as of September 9, 1997, is among ACR GROUP, INC. a Texas corporation ("Borrower"), NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender") and the guarantors listed on the signature pages hereto (each individually a "Guarantor" and collectively, the "Guarantors").

                                   RECITALS:

     Borrower, Lender and Guarantors have entered into that certain Loan and Security Agreement dated as of August 27, 1997 (such Loan and Security Agreement, as amended or otherwise modified from time to time, the "Agreement").

     Borrower, Lender and Guarantors desire to amend the Agreement to include a form of additional subsidiaries supplement to be executed by certain new subsidiaries formed or acquired by the Borrower and to effect certain other amendments as herein provided.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

     Section 1.1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

     Section 2.1. Addition of Definition. Effective as of the date hereof, the following definition is hereby added to Section 1.1:

              "Additional Subsidiaries Supplement" shall mean an additional subsidiaries supplement substantially in the form of Exhibit E hereto which shall be executed by Subsidiaries of the Borrower formed or acquired after the date of the Agreement.

     Section 2.2.   Amendment to Section 8.6. Effective as of the date hereof,
Section 8.6 of the Agreement is hereby amended by adding the phrase "and Approved Acquisitions" after the words "Permitted Acquisitions".

     Section 2.3. Addition of Section 8.10. Effective as of the date hereof, the following Section 8.10 is hereby added at the end of Article 8 of the
Agreement:

              8.10 Additional Subsidiaries and Pledge of Assets. In the event that the Borrower or any Subsidiary forms or acquires additional subsidiaries in accordance with the terms of this Agreement, in order for the assets of the new Subsidiary to be considered for inclusion in the Borrowing Base, the Borrower shall cause the new Subsidiary to execute an Additional Subsidiaries Supplement.

     Section 2.4. Amendment to Section 10.1(b). Effective as of the date hereof, Section 10.1(b) of the Agreement is hereby amended by changing (i) to read "(i) $6,500,000, plus".

     Section 2.5.  Amendment to Section 10.4.  Effective as of the date hereof,
Section 10.4 of the Agreement is hereby amended by adding the phrase, "Permitted Acquisitions and Approved Acquisitions" at the end of such section.

     Section 2.6. Amendment to Section 10.10. Effective as of the date hereof, Section 10.10 of the Agreement is hereby amended by deleting $250,000 and adding "$500,000 in the fiscal year ending February 28, 1998 or by more than $250,000 thereafter."

                                  ARTICLE III

                       Ratifications and Other Agreements

     Section 3.1. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower, Lender and Guarantors agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower or such Guarantor is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     Section 3.2. Representations and Warranties. Each of Borrower and each Guarantor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower or such Guarantor and will not violate the articles of incorporation or bylaws of Borrower or such Guarantor or any agreement to which Borrower or such Guarantor or any of its properties is bound, (b) neither the articles of incorporation nor the bylaws of Borrower or any Guarantor have been amended or revoked since the date of the Agreement and such articles of incorporation and bylaws are in full force and effect, (c) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

                                   ARTICLE IV

                                 Miscellaneous

     Section 4.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     Section 4.2. Reference to Agreement. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 4.3. Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

     Section 4.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.5. Applicable Law. This Amendment and all other documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 4.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Guarantors and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     Section 4.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 4.8. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 4.9. Entire Agreement. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT

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REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES HERETO AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                    BORROWER:

                                    ACR GROUP, INC.


                                    By:    /s/ Anthony R. Maresca
                                       ------------------------------------

                                    Name:  ANTHONY R. MARESCA
                                         ----------------------------------

                                    Title: SR. VICE PRESIDENT AND SECRETARY
                                          ---------------------------------


                                   LENDER:

                                   NATIONSBANK OF TEXAS, N.A.


                                   By:    /s/ Dora Martinez
                                      ------------------------------------
                                      Name:  DORA MARTINEZ
                                           -------------------------------
                                      Title: Vice President
                                            ------------------------------

        Each of the undersigned Guarantors hereby consents and agrees to this Amendment.



                                    GUARANTORS:

                                    ACR SUPPLY, INC.


                                    By: /s/ ANTHONY MARESCA
                                       -------------------------------
                                       Secretary


                                    HEATING AND COOLING SUPPLY, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary


                                    TOTAL SUPPLY, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary


                                    VALLEY SUPPLY, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary


                                    ENER-TECH INDUSTRIES, INC.

                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary

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                                    FLORIDA COOLING SUPPLY, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary



                                    LIFETIME FILTER, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary



                                    WEST COAST HVAC SUPPLY, INC.

                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary


                                    TIME ENERGY SYSTEMS SOUTHWEST, INC.


                                    By: /s/ ANTHONY MARESCA
                                       --------------------------------
                                       Secretary

                                   Exhibit E


                   FORM OF ADDITIONAL SUBSIDIARIES SUPPLEMENT



         ADDITIONAL SUBSIDIARIES SUPPLEMENT (this "Supplement"), dated as of ___________, 1997 to the Loan and Security Agreement dated as of August 27, 1997 among ACR GROUP, INC., a Texas corporation ("Borrower"), NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender") and the guarantors listed on the signature pages hereto (each individually a "Guarantor" and collectively, the "Guarantors") (as amended. supplemented and otherwise modified, the "Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Loan Agreement.

                                   RECITALS:

         The Loan Agreement provides that, in the event that the Borrower or any Subsidiary forms or acquires additional subsidiaries in accordance with the terms of the Loan Agreement, in order for the assets of the new Subsidiary to be considered for inclusion in the Borrowing Base, the Borrower shall cause the new Subsidiary to execute an Additional Subsidiaries Supplement.

        ________________, a _______________ corporation ("__________________"), was not a Subsidiary of the Borrower on the date of the Loan Agreement, and, therefore, was not a party to the Loan Agreement but now desires to become a party thereunder and a guarantor of the Secured Obligations.

          NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

        By execution of this Supplement, _______________________ agrees to be bound by all of the provisions of the Loan Agreement applicable to a Subsidiary of the Borrower and a Guarantor thereunder, including without limitation Articles 6 and 7 relating to the grant of a security interest in its assets and certain collateral covenants. Further, ___________________ agrees that, it shall, on the date this Supplement is accepted by the Lender, become a party to Loan Agreement, in its capacity as Guarantor, to the same extent as if originally a party thereto with the representations and warranties applicable to a Subsidiary of the Borrower contained therein being deemed to be made by the Borrower on behalf of ____________________ as of the date hereof and with the representations and warranties applicable to a Guarantor contained therein being deemed to be made by _____________________ as of the date hereof

       Schedule 5.1(b) to the Loan Agreement is hereby amended to add ___________________ as a Subsidiary of the Borrower.

         _________________________ further grants to Lender a security interest in the Collateral owned by ____________ and pledges and assigns the Collateral to Lender, all upon and subject to the terms and conditions of the Loan Agreement.

         ______________________ hereby represents and warrants to Lender that:

         (a) Its chief executive office and the books and records relating to the Receivables owned by _______________ are located at the address or addresses listed on Exhibit A hereto Schedule 5.1(t) to the Loan Agreement is hereby amended to add the addresses listed on Exhibit A.

         (b) The address (including street, city, county and state) of each facility at which Inventory owned by ___________________ is located is set forth on Exhibit B hereto together with (i) the approximate quantity in Dollars of the Inventory customarily located at each Facility and (ii) if the facility is leased or is a third party warehouse or processor location, the name of the landlord or such third party warehouseman or processor. Schedule 5.1(u) to the Loan Agreement is hereby amended to include the information set forth on Exhibit B.

         (c) Except as set forth on Exhibit C hereto, ____________________ has not been known as or used any corporate or fictitious name other than the corporate name of _____________________ on the date of this Supplement. All trade names or styles under which _________________ sells Inventory or creates Receivables, or to which instruments in payment or Receivables are made payable, are listed on Exhibit C hereto. Schedule 5.1(v) to the Loan Agreement is hereby amended to include the information set forth on Exhibit C.

         IN WITNESS WHEREOF, _______________________ has executed this Supplement on the date first above written.

                                           -----------------------------------

                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------


                                           AGREED AND ACCEPTED AS OF THE DATE
                                           FIRST ABOVE WRITTEN:

                                           BORROWER

                                           ACR GROUP, INC.



                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

                                           LENDER:

                                           NATIONSBANK OF TEXAS, N.A.


                                           By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------


                                           GUARANTORS:

                                           ACR SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           HEATING AND COOLING SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           TOTAL SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           VALLEY SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary

                                           ENER-TECH INDUSTRIES, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           FLORIDA COOLING SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           LIFETIME FILTER, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           WEST COAST HVAC SUPPLY, INC.


                                           By:
                                              --------------------------------
                                              Secretary


                                           TIME ENERGY SYSTEMS SOUTHWEST, INC.


                                           By:
                                              --------------------------------
                                              Secretary